    As filed with the Securities and Exchange Commission on December 5, 2001
                                                       Registration No. 333-
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                ----------------
                                    FORM S-3
                          REGISTRATION STATEMENT Under
                           THE SECURITIES ACT OF 1933
                                ----------------
                              ARMOR HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                            59-3392443
 (State or other jurisdiction of                          (I.R.S. employer
 incorporation or organization)                          Identification No.)

                      1400 MARSH LANDING PARKWAY, SUITE 112
                             JACKSONVILLE, FL 32250
                                 (904) 741-5400
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
                               ----------------

                                WARREN B. KANDERS
                       Chairman of the Board of Directors
                              Armor Holdings, Inc.
                      1400 Marsh Landing Parkway, Suite 112
                             Jacksonville, FL 32250
                                 (904) 741-5400
          (Name and address, including zip code, and telephone number, including area code, of agent for service)
                                ----------------
                                 With Copies to:
   ROBERT L. LAWRENCE, Esq.                         MARK C. SMITH, Esq.
      Kane Kessler, P.C.               Skadden, Arps, Slate, Meagher & Flom, LLP
 1350 Avenue of the Americas,                    Four Times Square
     New York, NY 10019                       New York, NY 10036-6572
       (212) 541-6222                             (212) 735-3000

Approximate date of commencement of proposed sale to public: As soon as practicable after the effectiveness of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-72448

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE




--------------------------------------------------------------------------------------------------------------------------
                                                           PROPOSED MAXIMUM       PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES TO BE    AMOUNT TO BE   OFFERING PRICE PER     AGGREGATE OFFERING       AMOUNT OF
             REGISTERED                    REGISTERED          UNIT(1)               PRICE(1)         REGISTRATION FEE

COMMON STOCK, $.01 PAR
 VALUE................................       1,265,000         $22.00               $27,830,000           $6,651.37
--------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457 of the Securities Act of 1933.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

       This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"). The information in the Registration Statement (File No. 333-72448) filed by Armor Holdings, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act is incorporated by reference into this Registra tion Statement.

                                  CERTIFICATION

     In accordance with Rule 111(b) under the Securities Act, the undersigned Registrant certifies as follows:

     (i) the Registrant has instructed its bank to transmit to the Commission the applicable filing fee by a wire transfer of such amount from the account of the Registrant to the Commission's account at Mellon Bank as soon as practicable but no later than the close of the next business day following the filing of this Registration Statement pursuant to Rule 462(b);

     (ii)   the Registrant will not revoke such instructions; and

     (iii) the Registrant has sufficient funds in such account to cover the amount of such filing fee.

     The Registrant further undertakes that, if such instructions have been sent after the close of business of such bank, the Registrant will confirm receipt of such instructions by such bank during regular business hours on the following business day.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on December 4, 2001.

                         ARMOR HOLDINGS, INC.


                         By: /s/ Warren B. Kanders
                            -------------------------------------------
                            President of the Board of Directors


                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Warren B. Kanders and Jonathan M. Spiller, or either of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this registration statement, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 4, 2001.

Signature                            Title
---------                            -----
/s/ Warren B. Kanders                Chairman of the Board of Directors
---------------------------
Warren B. Kanders

/s/ Jonathan M. Spiller              President, Chief Executive Officer
---------------------------          and Director (Principal Executive Officer)
Jonathan M. Spiller

/s/ Robert R. Schiller               Executive Vice President, Chief
---------------------------          Financial Officer (Principal
Robert R. Schiller                   Accounting Officer)


/s/ Burtt R. Ehrlich                 Director
---------------------------
Burtt R. Ehrlich

/s/ Nicholas Sokolow                 Director
---------------------------
Nicholas Sokolow

/s/ Thomas W. Strauss                Director
---------------------------
Thomas W. Strauss

/s/ Alair A. Townsend                Director
---------------------------
Alair A. Townsend

/s/ Stephen B. Salzman               Director
---------------------------
Stephen B. Salzman

                                  EXHIBIT INDEX

Exhibit
Number                   Description of Exhibits
------                   -----------------------

5.1          Opinion of Kane Kessler, P.C.

23.1         Consent of PricewaterhouseCoopers LLP

23.2         Consent of Arthur Andersen LLP

23.3         Consent of Kane Kessler, P.C. (filed as part of Exhibit 5.1)

24.1         Power of Attorney (included on signature page to the Registration
             Statement)